U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2019 (October 16, 2019)

iBio, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or jurisdiction of incorporation or organization)

001-35023

(Commission File Number)

26-2797813

(I.R.S. Employer Identification Number)

600 Madison Avenue, Suite 1601, New York, NY 10022-1737

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (302) 355-0650

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐   Emerging growth company

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock	IBIO	NYSE American

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 16, 2019, iBio, Inc., a Delaware corporation (the “Company”) received notice from NYSE American (the “Exchange”) that the Company currently is below the Exchange’s continued listing standards set forth in Section 1003(a)(ii) of the NYSE American Company Guide, which applies if a listed company has stockholders’ equity of less than $4,000,000 and has reported losses from continuing operations and/or net losses in three of its four most recent fiscal years, and Section 1003(a)(iii) of the NYSE American Company Guide, which applies if a listed company has stockholders’ equity of less than $6,000,000 and has reported losses from continuing operations and/or net losses in its five most recent fiscal years. The Exchange indicated that a review of the Company shows that the Company is below compliance with Section 1003(a)(ii) and Section 1003(a)(iii) since it reported stockholders’ equity of $2.46 million as of June 30, 2019 and net losses in its five most recent fiscal years ended June 30, 2019.

The Company must submit a plan of compliance to the Exchange by November 15, 2019 advising of actions that it has taken or will take to regain compliance with the Exchange’s continued listing standards by October 16, 2020. If the Company does not submit a plan of compliance, or if the plan is not accepted by the Exchange, the Company will be subject to delisting procedures as set forth in Section 1010 and Part 12 of the NYSE American Company Guide. If the plan is accepted by the Exchange, the Company will be subject to periodic reviews including quarterly monitoring for compliance with the plan.

The Company is working to provide the Exchange with a satisfactory plan by November 15, 2019, to show that it will be able to return to compliance with Section 1003(a)(ii) and Section 1003(a)(iii) of the NYSE American Company Guide by October 16, 2020.

A copy of the press release announcing these events is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 22, 2019 issued by iBio, Inc.*

*Filed herewith.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO INC.

Date: October 22, 2019	By:	/s/ Robert B. Kay
Robert B. Kay Executive Chairman and CEO